Exhibit 10.1

Execution Version

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “First Amendment”) is entered into as of January 9, 2025, by and among HALCÓN HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), the other Loan Parties party hereto, the Lenders from time to time party to the Credit Agreement (as defined below) (the “Existing Lenders”), the Incremental Lenders party hereto, FORTRESS CREDIT CORP., a Delaware corporation (in its individual capacity, “Fortress”), and as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and, solely with respect to Article IX-A of the Credit Agreement, BATTALION OIL CORPORATION, a Delaware corporation (“Holdings”).

RECITALS

A.The Borrower, Holdings, the other Loan Parties party thereto, the Administrative Agent, and the Existing Lenders are parties to that certain Second Amended and Restated Senior Secured Credit Agreement, dated as of December 26, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Existing Lenders made the Initial Term Loan and certain other accommodations to the Borrower;
B.The Borrower has requested that the Incremental Lenders fund the Incremental Term Loan on the Incremental Term Loan Closing Date in an amount equal to each such Incremental Lender’s Incremental Term Loan Commitment, and the Incremental Lenders are willing to do so subject to the satisfaction of the terms and conditions set forth herein;
C.The Borrower, Holdings, the other Loan Parties party thereto, the Administrative Agent, and the Lenders are parties to that certain Incremental Term Loan Joinder Agreement, dated as of the date hereof (the “Joinder Agreement”), pursuant to which a Meritz Party has agreed to become an Incremental Lender and has agreed to be bound by the terms and conditions of the Credit Agreement and the other Loan Documents as a Lender as if such Incremental Lender had been an original signatory thereto, and has agreed to fund a portion of the Incremental Term Loan to the Borrower on the Incremental Term Loan Closing Date;
D.Certain of the Existing Lenders, each of which are described on Annex I attached hereto and are an Approved Fund and Affiliate of Fortress, have also agreed to become an Incremental Lender and to fund a portion of the Incremental Term Loan to the Borrower on the Incremental Term Loan Closing Date; and
E.The Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as set forth in this First Amendment, and the Administrative Agent and the Lenders are willing to do so subject to the satisfaction of the terms and conditions set forth herein.

AGREEMENTS

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth in this First Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.
2.Amendment to Credit Agreement. Upon the First Amendment Effective Date (as defined below), Schedule 1.02(c) of the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Annex I attached hereto.
3.Conditions to Effectiveness. This First Amendment shall not be effective until the satisfaction or waiver of the following conditions precedent (the “First Amendment Effective Date”):
(a)the Administrative Agent shall have received counterparts of this First Amendment duly executed by each Loan Party, Holdings, the Administrative Agent and the Lenders, including each Incremental Lender;
(b)if requested, each Incremental Lender shall have received a Note (or an amendment and restatement of any previously issued Note) duly executed by the Borrower; and
(c)each of the conditions precedent set forth in Section 6.02 of the Credit Agreement shall have been satisfied by the Loan Parties or waived in accordance with Section 12.02 of the Credit Agreement.
4.Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a)The representations and warranties made by such Loan Party contained in the Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date, except in the case of any representation and warranty which (i) expressly relates to a given date, such representation and warranty shall be true and correct in all material respects as of the respective date and (ii) is qualified by a materiality or Material Adverse Effect standard, in which case such representation and warranty shall be true and correct in all respects;
(b)such Loan Party is a limited liability company or corporation (as applicable), duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, as applicable;
(c)the execution, delivery and performance by such Loan Party of this First Amendment have been duly authorized by all necessary limited liability company or corporate action;
(d)this First Amendment constitutes the legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
(e)no Default or Event of Default has occurred and is continuing or will exist immediately after giving effect to this First Amendment.
5.Certain Acknowledgments Regarding the Incremental Term Loan Commitment and the Incremental Lenders. The Administrative Agent, the Existing Lenders, the Borrower, and the other Loan Parties hereby (a) acknowledge and agree that (i) each Incremental Lender set forth in Annex I attached hereto shall constitute an “Incremental Lender” and “Lender” for all purposes under the Credit Agreement and other Loan Documents and (ii) (x) the First Amendment Effective Date is the Incremental Term Loan Closing Date referenced in the Credit Agreement and (y) immediately upon the funding of the Incremental Term Loan on the First Amendment Effective Date, the Incremental Term Loan Availability Period shall terminate and each Incremental Lender’s Incremental Term Loan Commitment shall be reduced to zero, and (b) consent to the Incremental Lenders providing the Incremental Term Loan on the First Amendment Effective Date as set forth in Annex I attached hereto.
6.No Modification. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.
7.Counterparts. This First Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Subject to Section 3 hereof, this First Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this First Amendment.
8.Successors and Assigns. The provisions of this First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns pursuant to the Credit Agreement.
9.Indemnity. Each Loan Party hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 12.03 of the Credit Agreement, and agrees that this First Amendment and losses, claims, damages and expenses related thereto shall be covered by such indemnities.

10.Incorporation of Certain Terms. The provisions of Sections 8.11 and 12.09(b)-(d) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.
11.Severability. Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
12.Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (b) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s and the other Loan Parties’ “Secured Obligations” or any term of like nature (in each case as defined in the applicable Loan Document) under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of such obligations as amended hereby. Each of the Loan Parties hereby consents to this First Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this First Amendment shall not (a) operate as a waiver or release of any right, power, claim, lien, security interest, entitlement or remedy of the Administrative Agent or the Lenders, (b) constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Secured Obligations, or (c) operate as a release of any Loan Party from any covenant, warranty or obligation created by or contained herein or in any of the Loan Documents.
13.Integration; Entire Agreement. Nothing in this First Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this First Amendment. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT (AS AMENDED BY THIS FIRST AMENDMENT) AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
14.Governing Law. This FIRST AMENDMENT shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this First Amendment as of the First Amendment Effective Date.

HALCÓN HOLDINGS, LLC, as Borrower

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

HALCÓN OPERATING CO., INC., as a Loan Party

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

HALCÓN ENERGY PROPERTIES, INC., as a Loan Party

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

HALCÓN FIELD SERVICES, LLC, as a Loan Party

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

HALCÓN PERMIAN, LLC, as a Loan Party

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

BATTALION OIL MANAGEMENT, INC., as a Loan Party

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

[Signature Page to First Amendment to Second Amended and Restated Senior Secured Credit Agreement]

Solely with respect to Article IX-A of the Credit Agreement:

BATTALION OIL CORPORATION, as Holdings

By:	/s/ Matthew B. Steele
Name:	Matthew B. Steele
Title:	Chief Executive Officer

[Signature Page to First Amendment to Second Amended and Restated Senior Secured Credit Agreement]

IN WITNESS WHEREOF, each of the undersigned has executed this First Amendment as of the First Amendment Effective Date.

FORTRESS CREDIT CORP., as Administrative Agent and a Lender

By:	/s/ Dustin Schiavi
Name:	Dustin Schiavi
Title:	Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES IX CLO LIMITED, as an Existing Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Dustin Schiavi
Name:	Dustin Schiavi
Title:	Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES XV CLO LIMITED, as an Existing Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES XIX CLO LLC, as an Existing Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES XXI CLO LLC, as an Existing Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Authorized Signatory

[Signature Page to First Amendment to Second Amended and Restated Senior Secured Credit Agreement]

FORTRESS CREDIT OPPORTUNITIES XXIII CLO LLC, as an Existing Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Authorized Signatory

FORTRESS CREDIT OPPORTUNITIES XXV CLO LLC, as an Existing Lender
By: FCOD CLO Management LLC, its collateral manager

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Authorized Signatory

FORTRESS LENDING III HOLDINGS L.P., as an Existing Lender
By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Authorized Signatory

FLF III AB HOLDINGS FINANCE L.P., as an Existing Lender
By: FLF III AB Holdings Finance CM LLC, as Servicer
By: Fortress Lending III Holdings L.P., its Sole Member
By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Authorized Signatory

[Signature Page to First Amendment to Second Amended and Restated Senior Secured Credit Agreement]

FLF III GMS HOLDINGS FINANCE L.P., as an Existing Lender
By: FLF III GMS Holdings Finance CM LLC, as Servicer
By: Fortress Lending III Holdings L.P., its Sole Member
By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Authorized Signatory

FLF III HOLDINGS FINANCE L.P., as an Existing Lender
By: FLF III Holdings Finance CM LLC, as Servicer
By: Fortress Lending III Holdings L.P., its Sole Member
By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Authorized Signatory

FORTRESS LENDING IV HOLDINGS L.P., as an Existing Lender
By: Fortress Lending Advisors IV LLC, its investment manager

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Authorized Signatory

FLF III-IV MA-CRPTF HOLDINGS FINANCE L.P., as an Existing Lender
By: FLF III-IV MA-CRPTF CM LLC, as Servicer
By: Fortress Lending Fund III-IV MA-CRPTF LP, its Sole Member
By: FLF III-IV MA-CRPTF Advisors LLC, its investment manager

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Deputy Chief Financial Officer

[Signature Page to First Amendment to Second Amended and Restated Senior Secured Credit Agreement]

MACQUARIE BANK LIMITED, as an Existing Lender

By:	/s/ Bruce See
Name:	Bruce See
Title:	Division Director

By:	/s/ Lynette Ladhams
Name:	Lynette Ladhams
Title:	Division Director, CGM Legal

(Signed in Sydney under MBL POA No. 3322, expiring 31 January 2025)

[Signature Page to First Amendment to Second Amended and Restated Senior Secured Credit Agreement]

NONGHYUP BANK, as Trustee of AIP Upstream Specialized Privately Placed Fund Trust No. 3, as an Incremental Lender

By:	/s/ Park So Hyun
Name:	Park So Hyun
Title:	Manager

FLF III GMS HOLDINGS FINANCE L.P., as an Incremental Lender
By: FLF III GMS Holdings Finance CM LLC, as Servicer
By: Fortress Lending III Holdings L.P., its Sole Member
By: Fortress Lending Advisors III LLC, its investment manager

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Authorized Signatory

FORTRESS LENDING IV HOLDINGS L.P., as an Incremental Lender
By: Fortress Lending Advisors IV LLC, its investment manager

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Deputy Chief Financial Officer

FLF III-IV MA-CRPTF HOLDINGS FINANCE L.P., as an Incremental Lender
By: FLF III-IV MA-CRPTF CM LLC, as Servicer
By: Fortress Lending Fund III-IV MA-CRPTF LP, its Sole Member
By: FLF III-IV MA-CRPTF Advisors LLC, its investment manager

By:	/s/ Dustin Schiavi
	Name:	Dustin Schiavi
	Title:	Deputy Chief Financial Officer

[Signature Page to First Amendment to Second Amended and Restated Senior Secured Credit Agreement]

Annex I

Schedule 1.02(c)

Incremental Term Loan Commitment

INCREMENTAL LENDER	INCREMENTAL TERM LOAN COMMITMENT
NONGHYUP BANK, as Trustee of AIP Upstream Specialized Privately Placed Fund Trust No. 3	$60,000,000.00
FLF III GMS HOLDINGS FINANCE L.P.	$1,757,120.16
FORTRESS LENDING IV HOLDINGS L.P.	$1,071,477.25
FLF III-IV MA-CRPTF HOLDINGS FINANCE L.P.	$171,402.59
TOTAL	$63,000,000.00

Annex I